EXHIBIT 23.1
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                                                                 ARTHUR ANDERSEN









CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed
Registration Statements on Form S-8 file numbers 33-26694, 33-56557 and 333-88391 and Form S-3 file number 333-91587.

                                                /s/ Arthur Andersen LLP

Rochester, New York
May 30, 2000